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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported):

September 12, 2002

--------------------------------------------------------------------------------

                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)


--------------------------------------------------------------------------------

               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                    000-26873
                                     -------
                            (Commission File Number)

                               14400 Sweitzer Lane
                                Laurel, MD 20707
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)

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ITEM 5. OTHER EVENTS.

     On September 12, 2002, Digex, Incorporated issued the attached press release announcing the appointment of Howard Frank, Max Hopper and Paul Kozlowski as its independent directors effective immediately. George Kerns, President and CEO of Digex, has also become a member of the Digex board of directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         The following exhibit is filed herewith:

         Exhibit 99.1 Press Release dated September 12, 2002: "Digex Names Three New Board Members"




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   September 16, 2002


                               DIGEX, INCORPORATED
                                  (Registrant)

                             /s/ T. SCOTT ZIMMERMAN
                              ---------------------
                               T. Scott Zimmerman
                             Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                            Description
----------                             -----------
99.1               Press Release dated September 12, 2002:  "Digex Names Three
                   New Board Members"